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                                  EXHIBIT 24.1

                               POWERS OF ATTORNEY
                               MAZEL STORES, INC.

       KNOW ALL MEN BY THESE PRESENTS, that MAZEL STORES, INC., an Ohio corporation, and each person whose name is signed below hereby constitutes and appoints Reuven Dessler, Brady Churches and Sue Atkinson, and each of them, their attorneys-in-fact and agents, with full power of substitution and resubstitution, for and on behalf of Mazel Stores, Inc. and the undersigned directors and/or officers of Mazel Stores, Inc., and each of such directors and officers, to sign the Mazel Stores, Inc.'s Annual Report on Form 10-K for the fiscal year ended January 30, 1999, and any and all amendments thereto, and related documents, and to file the same, with Exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorneys-in-fact and agents or their substitute or substitutes may do or cause to be done by virtue hereof.

       This Power of Attorney of Mazel Stores, Inc., and the directors and officers of Mazel Stores, Inc. may be executed in multiple and counterparts, each of which shall be deemed an original with respect to the person executing it.

       IN WITNESS WHEREOF, this Power of Attorney has been signed this 12th day of April 1999.

          MAZEL STORES, INC.                By: /s/ Reuven Dessler
                                               --------------------------
                                                Reuven Dessler,
                                                Chairman of the Board and
                                                Chief Executive Officer

DIRECTORS AND OFFICERS:

 /s/ Reuven Dessler                            /s/ Brady Churches
------------------------------                ---------------------------
Reuven Dessler,                               Brady Churches
Chairman of the Board and
Chief Executive Officer

 /s/ Jacob Koval                               /s/ Jerry Sommers
------------------------------                ---------------------------
Jacob Koval                                   Jerry Sommers

 /s/ Ned L. Sherwood                           /s/ Charles Bilezikian
------------------------------                ---------------------------
Ned L. Sherwood                               Charles Bilezikian

 /s/ Robert Horne                              /s/ Phillip Cohen
------------------------------                ---------------------------
Robert Horne                                  Phillip Cohen

                                /s/ Sue Atkinson
                               -------------------------------------
                               Sue Atkinson
                               Chief Financial Officer and Treasurer
                               (Principal Accounting Officer)